Exhibit 32
AMERIPRISE FINANCIAL, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Ameriprise Financial, Inc. (the “Company”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James M. Cracchiolo, as Chief Executive Officer of the Company, and Walter S. Berman as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 25, 2022	By	/s/ James M. Cracchiolo
James M. Cracchiolo Chief Executive Officer

Date:	February 25, 2022	By	/s/ Walter S. Berman
Walter S. Berman Chief Financial Officer

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